UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REPLIGEN CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in REPLIGEN CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2024.

Get informed before you vote

View the Notice of 2024 Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

	1a. Tony J. Hunt	For

	1b. Karen A. Dawes	For

	1c. Nicolas M. Barthelemy	For

	1d. Carrie Eglinton Manner	For

	1e. Konstantin Konstantinov, Ph.D.	For

	1f. Martin D. Madaus, D.V.M., Ph.D.	For

	1g. Rohin Mhatre, Ph.D.	For

	1h. Glenn P. Muir	For

	1i. Margaret A. Pax	For

2.	Ratification of the selection of Ernst & Young LLP as Repligen Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

3.	Advisory vote to approve the compensation paid to Repligen Corporation’s named executive officers.	For

NOTE: The Board of Directors will consider and act upon any other business which may properly come before the meeting or at any postponement or adjournment thereof.

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